SUPPLEMENT TO THE CLASS R6 PROSPECTUS
OF
WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo Small Cap Fund (formerly Wells Fargo Intrinsic Small Cap Value Fund) (the “Fund”)
Effective immediately, the Fund’s Annual Fund Operating Expenses and Example of Expenses tables in the section entitled “Fund Summary - Fees and Expenses” are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fees	0.85%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	1.17%
Fee Waivers	(0.37)%
Total Annual Fund Operating Expenses After Fee Waivers[2]	0.80%
1.	Expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses.
2.	The Manager has contractually committed through July 31, 2022, to waive fees and/or reimburse expenses to the extent necessary to cap Total Annual Fund Operating Expenses After Fee Waivers at 0.80% for Class R6. Brokerage commissions,stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

After:
1 Year	$82
3 Years	$296
5 Years	$570
10 Years	$1,353
Effective immediately, the Fund’s Average Annual Total Returns table in the section entitled “Fund Summary - Performance” is hereby replaced with the following:

Average Annual Total Returns for the periods ended 12/31/2019[1]
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class R6	5/29/2020	28.20%	6.84%	10.65%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)[2]		25.52%	8.23%	11.83%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)		22.39%	6.99%	10.56%
1.	Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 would be higher. The Institutional Class annual returns are substantially similar to what the Class R6 annual returns would be because the Institutional Class and Class R6 shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.
2.	The Fund has changed its benchmark from the Russell 2000® Value Index to the Russell 2000® Index to more accurately reflect the strategy of the Fund.

February 16, 2021	SC6A021/P207RS2